UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date
September 2, 2010
(Date of earliest event reported)

TELKONET, INC.
(Exact Name of Registrant as Specified in Its Charter)

Utah
(State or Other Jurisdiction of Incorporation)

000-31972	87-0627421
(Commission File No.)	(I.R.S. Employer Identification No.)

10200 Innovation Drive, Suite 300, Milwaukee, WI 53226
(Address of Principal Executive Offices)

(414)-223-0473
(Registrant's Telephone Number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01	Other Events.

Contemporaneously with the filing of this Current report on Form 8-K, Telkonet, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a request for the withdrawal of its registration statement on Form S-1, as amended (together with all exhibits thereto) filed with the SEC on February 12, 2010 (File No. 333-164899).  The Company submitted this request for withdrawal as it does not intend to pursue this contemplated offering at this time.

Item 9.01	Financial Statements And Exhibits.

(d)  Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELKONET, INC.

Date: September 2, 2010
By: /s/ Jason L. Tienor
Jason L. Tienor
President and Chief Executive Officer